UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

ACTINIUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52446	74-2963609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 7th Floor New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 677-3870

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 6, 2017, the Company and Relmada Therapeutics, Inc. (“Relmada”) entered into an Assignment and Consent Agreement (the “Assignment Agreement”) pursuant to which Relmada transferred to the Company, all of Relmada's right, title and interest in and to Agreement of Lease (the “Lease”) with GP 275 Owner, LLC (“Landlord”) for a portion of the seventh floor located at 275 Madison Avenue, New York, New York, the Company’s corporate headquarters. The Lease has a term of seven years and three months, with an annual rental rate starting at $312,660 per year for the period commencing on the commencement date through the day immediately preceding the fourth anniversary of the commencement date, and $341,610 per year for the period commencing on the fourth anniversary of the commencement date through the expiration date. The Company will also be responsible for certain other costs, such as insurance, taxes, utilities, and maintenance. The Company will be required to deliver a security deposit of $390,825 in the form of a letter of credit to Landlord in connection with the Lease. A copy of the Assignment Agreement and Lease will be included as exhibits to the Company’s Form 10-Q for the quarter ending June 30, 2017.

On June 8, 2017, the Company also entered into an Amended and Restated License Agreement (the “License”) with Relmada for office space located at 275 Madison Avenue, 7th Floor, New York, NY 10016 (the “Premises”). This agreement amends and restates to license agreement entered into between the parties on March 10, 2016. Pursuant to the terms of the License the Company will continue to license the furniture, fixtures, equipment and tenant improvements located in the Premises (the “FFE”). The Company will pay Relmada a license fee of $7,529 per month. The Company shall have at any time during the term of this Agreement the right to purchase the FFE. The term of the License is contemporaneous with the Lease. A copy of the License will be included as an exhibit to the Company’s Form 10-Q for the quarter ending June 30, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2017	ACTINIUM PHARMACEUTICALS, INC.

	By:	/s/ Sandesh Seth
Name: Sandesh Seth Title: Chairman of the Board & CEO

3